UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BURU WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 16, 2023, Nuburu, Inc. ("Nuburu" or the "Company") held the 2023 Annual Meeting of Stockholders (the "Annual Meeting") virtually via live webcast. Only stockholders of record at the close of business on April 18, 2023, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 33,872,944 shares of the Company's common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 24,118,030 shares of the Company's common stock were voted in person or by proxy in connection with the two proposals set forth below, each of which is described in the Company's Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 21, 2023 (the "Proxy Statement") and the Proxy Statement supplement filed with the U.S. Securities and Exchange Commission on May 17, 2023.

Set forth below are the number of votes cast for or against, the number of votes withheld and the number of broker non-votes with respect to each proposal.

Proposal No. 1 - Election of Directors

The Company's stockholders elected Ron Nicol and Kristi Hummel to serve as Class I directors of the Company until the 2026 annual meeting of stockholders and until such director's successor is duly elected and qualified.

Nominee	For	Withhold	Broker Non-Votes
Ron Nicol	23,962,237	103,087	52,706
Kristi Hummel	24,031,440	33,884	52,706

Proposal No. 2 - Ratification of selection, by the Audit Committee of the Board of Directors, of WithumSmith+Brown, PC as the Company's independent registered public accounting firm for 2023

The Company's stockholders ratified the selection, by the Audit Committee of the Board of Directors, of WithumSmith+Brown, PC as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
24,085,257	31,816	957	―

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuburu, Inc.

Date:	June 16, 2023	By:	/s/ Brian Knaley
		Name: Title:	Brian Knaley Chief Financial Officer